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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated August 7, 2001, included in this Form 10-K for the year ended June 30, 2001, into the Company's previously filed Registration Statements on Form S-3 (Nos. 333-67976 and 333-60146), Form S-3 MEF (No. 333-64112), and Form S-8
(Nos. 333-50506 and 333-24263).



/s/ Arthur Andersen LLP


St. Louis, Missouri
September 20, 2001

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